UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K/A
                             Amendment No. 3
                                   TO
                             CURRENT REPORT
                 Pursuant to Section 13 OR 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 20, 2000
                                           -----------------

                  WHITNEY INFORMATION NETWORK, INC.
                  ---------------------------------
       (Exact name of registrant as specified in its chapter)


    COLORADO               000-27403                84-1475486
    --------               ---------                ----------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification
  incorporation)                                   No.)


        4818 Coronado Parkway, Cape Coral, Florida   33940
        --------------------------------------------------
        (Address of principal executive offices)  (Zip code)


Registrants telephone number, including area code(941)542-8999
                                                  ------------


  ______________________________________________________________
  (Former name or former address, if changed since last report)



ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

A.  This Amendment No. 3 to the November 20, 2000 filing of Form
8-K is filed for the purpose of reporting the receipt of a letter from the accounting firm of BDO Seidman, Miami, Florida.

B.  The aforesaid letter from BDO Seidman, LLP dated
December 4, 2000 was sent to the SEC and to Whitney
Information Network, Inc.







                             BDO Seidman, LLP
                       Accountants and Consultants
                           International Place
                      100 S.E. 2nd Street, Suite 2200
                          Miami, Florida  33131
                Telephone: (305) 381-8000 Fax: (305) 374-1135
                        Voice Mail: (305) 381-7832

December 4, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have been furnished with copies of the response to Item 4 on Form 8-K, Form 8-K Amendment No. 1 and Form 8-K Amendment No. 2 for the event that occurred on November 14, 2000, which were filed on November 21, 2000, November 22, 2000 and November 29, 2000, respectively, by our former client, Whitney Information Network, Inc. (Whitney). We do not disagree with the disclosure made in responses to that item, insofar as it relates to our Firm, except for as follows:

With respect to November 21, 2000 filing of Form 8-K, we believe that Whitney omitted that an accounting disagreement remains unresolved as more fully described below:

1. On October 20, 2000 we orally communicated to Whitney that after a comprehensive review and analysis of the Companys accounting for advertising costs, we disagreed with the Companys accounting practices for advertising costs, and that unless they provided factual support for their method of accounting or corrected their method of accounting for advertising costs for financial statements of all fiscal years and interim periods previously filed with the Commission, we would be unable to perform a review of Whitneys financial statements for the nine months ended September 30, 2000 nor perform an audit for the year ended December 31, 2000.

With respect to the Form 8-K Amendment No. 2, Item 4(D)2, we further disagree with Whitneys statement that there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices as more fully described above. We have insufficient information to agree or disagree with Whitneys statement in the second paragraph of Item 4(D)2 to the Form 8-K Amendment No. 2 regarding any conclusions reached between Larry Legel and any meeting between the Company and the SEC on November 17, 2000.

Very truly yours,

/s/ BDO Seidman, LLP
BDO Seidman, LLP

cc: Ronald S. Simon


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.


/s/ Ronald S. Simon
Ronald S. Simon
Secretary/Treasurer, Chief Financial Officer
and a member of the Board of Directors
Date: December 8, 2000